Exhibit 32.1

CERTIFICATION

In connection with the Quarterly Report of International Baler Corporation (the “Company”) on Form 10-Q for the period ended January 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, D. Roger Griffin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2022

/s/ D. Roger Griffin

D. Roger Griffin

Chief Executive Officer